Exhibit 99.2

Rexford Industrial Realty, Inc.
NYSE: REXR
11620 Wilshire Blvd
Suite 1000
Los Angeles, CA 90025
310-966-1680
www.RexfordIndustrial.com

Table of Contents

Section	Page

Corporate Data:
Investor Company Summary	3
Financial and Portfolio Highlights and Common Stock Data	4
Consolidated Financial Results:
Consolidated Balance Sheets	5
Consolidated Statement of Operations	6-7
Non‐GAAP FFO, Core FFO and AFFO Reconciliations	8-9
Statement of Operations Reconciliations	10-11
Same Property Portfolio Performance	12-13
Joint Venture Financial Summary	14-15
Capitalization Summary	16
Debt Summary	17
Debt Covenants	18
Portfolio Data:
Portfolio Overview	19
Occupancy and Leasing Trends	20
Leasing Statistics	21-22
Top Tenants and Lease Segmentation	23
Capital Expenditure Summary	24
Properties and Space Under Repositioning	25-26
Current Year Acquisitions and Dispositions Summary	27
Net Asset Value Components	28
Fixed Charge Coverage Ratio	29
Guidance	30
Definitions / Discussion of Non‐GAAP Financial Measures	31-32
Disclosures:
Forward Looking Statements: This supplemental package contains “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward‐looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; litigation, including costs associated with prosecuting or defending pending or threatened claims and any adverse outcomes, and potential liability for uninsured losses and environmental contamination.
For a further discussion of these and other factors that could cause our future results to differ materially from any forward‐looking statements, see Item 1A. Risk Factors in our 2015 Annual Report on Form 10‐K, which was filed with the Securities and Exchange Commission (“SEC”) on February 25, 2016. We disclaim any obligation to publicly update or revise any forward‐looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Fourth Quarter 2016	Page 2
Supplemental Financial Reporting Package

Investor Company Summary

Senior Management Team
Howard Schwimmer	Co‐Chief Executive Officer, Director
Michael S. Frankel	Co‐Chief Executive Officer, Director
Adeel Khan	Chief Financial Officer
David Lanzer	General Counsel and Corporate Secretary
Patrick Schlehuber	Senior Vice President, Acquisitions
Bruce Herbkersman	Senior Vice President, Development & Construction
Shannon Lewis	Senior Vice President, Leasing
Tara Denman	Senior Vice President, Human Resources

Board of Directors
Richard Ziman	Chairman
Howard Schwimmer	Co‐Chief Executive Officer, Director
Michael S. Frankel	Co‐Chief Executive Officer, Director
Robert L. Antin	Director
Steven C. Good	Director
Peter Schwab	Director
Tyler H. Rose	Director

Company Contact Information
11620 Wilshire Blvd, Suite 1000
Los Angeles, CA 90025
310‐966‐1680
www.RexfordIndustrial.com

Investor Relations Information
ICR
Stephen Swett
www.icrinc.com
212-849-3882

Equity Research Coverage
Bank of America Merrill Lynch	James Feldman
Capital One	Thomas J. Lesnick, CFA
Citigroup Investment Research	Emmanuel Korchman
D.A Davidson	Barry Oxford
J.P. Morgan	Michael W. Mueller, CFA
Jefferies LLC	Jonathan Petersen
National Securities Corporation	John R. Benda
Stifel Nicolaus & Co.	John W. Guinee
Wells Fargo Securities	Blaine Heck
Wunderlich Securities	Craig Kucera
Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company. Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts’ reports on their own; we do not distribute these reports.

Fourth Quarter 2016	Page 3
Supplemental Financial Reporting Package

Financial and Portfolio Highlights and Common Stock Data (1)
(in thousands except share and per share data and portfolio statistics)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Financial Results:
Total rental revenues	$34,449	$32,944	$30,497	$27,370	$26,059
Net income	$8,546	$3,061	$12,792	$1,477	$1,056
Net income per common share- diluted	$0.10	$0.03	$0.19	$0.02	$0.02
Company share of Core FFO	$15,048	$14,240	$13,920	$11,962	$11,870
Core FFO per common share-basic and diluted	$0.23	$0.22	$0.22	$0.22	$0.21
Company share of FFO	$15,071	$13,874	$13,309	$12,123	$11,365
FFO per share-basic and diluted	$0.23	$0.21	$0.21	$0.22	$0.21
Adjusted EBITDA	$22,388	$20,622	$19,679	$17,074	$16,385
Dividend declared per common share	$0.135	$0.135	$0.135	$0.135	$0.135
Portfolio Statistics:
Portfolio SF - consolidated	15,020,336	14,588,101	13,640,820	12,152,138	11,955,455
Ending occupancy - consolidated portfolio	91.7%	89.7%	90.1%	88.1%	89.2%
Leased percentage - consolidated portfolio	91.8%	90.6%	90.3%	88.4%	89.3%
Leasing spreads-GAAP	16.1%	15.6%	23.5%	13.6%	12.9%
Leasing spreads-cash	5.9%	7.0%	11.0%	5.6%	6.4%
Same Property Performance:
Same Property Portfolio SF	9,516,944	9,644,030	9,643,837	9,828,422	6,083,359
Total rental revenue growth	7.8%	8.4%	5.3%	8.4%	2.8%
Total property expense growth	4.6%	8.9%	1.0%	8.7%	-2.2%
NOI growth	9.1%	8.2%	6.9%	8.3%	4.8%
Cash NOI growth	9.1%	6.8%	9.1%	8.2%	7.5%
Same Property Portfolio ending occupancy	96.1%	93.7%	92.5%	91.7%	94.4%
Stabilized Same Property Portfolio ending occupancy	96.9%	96.3%	95.7%	95.1%	95.6%
Same Property Portfolio occupancy growth (basis points) (2)	310 bps	370 bps	350 bps	100 bps	160 bps
Capitalization:
Common stock price at quarter end	$23.19	$22.89	$21.09	$18.16	$16.36
Common shares issued and outstanding	66,166,548	65,725,504	65,679,483	55,276,567	55,265,243
Total shares and units issued and outstanding at period end (3)	68,175,212	67,704,346	67,679,046	57,303,209	57,291,885
Weighted average shares outstanding	65,785,226	65,707,476	64,063,337	55,269,598	55,244,664
Total equity market capitalization	$1,580,983	$1,549,752	$1,427,351	$1,040,626	$937,295
Total consolidated debt	$502,476	$502,776	$503,009	$445,611	$418,698
Total combined market capitalization (net debt and equity)	$2,157,934	$2,087,265	$1,901,183	$1,479,835	$1,350,792
Ratios:
Net debt to total combined market capitalization	22.6%	21.4%	24.9%	29.7%	30.6%
Net debt to Adjusted EBITDA (quarterly results annualized)	5.4x	5.4x	6.0x	6.4x	6.3x
(1)For a definition and discussion of non-GAAP financial measures and reconciliations to their nearest GAAP equivalents, see the definitions section and reconciliation section beginning on page 31 and page 8 of this report, respectively.

(2)
Represents the year over year percentage point change in ending occupancy of the Same Property Portfolio for the reported period. See page 13 for a summary of our current period Same Property Portfolio and page 31 for a definition of Same Property Portfolio. For prior periods ending in 2015, the Same Property Portfolio includes all properties that were wholly‐owned by us as of January 1, 2014 and still owned by us as of the reporting date.

(3)
Includes the following number of OP Units held by noncontrolling interests: 1,966,996 (Dec 31, 2016), 1,978,842 (Sep 30, 2016), 1,999,563 (Jun 30, 2016), 2,026,642 (Mar 31, 2016) and 2,026,642 (Dec 31, 2015). Excludes the following number of shares of unvested restricted stock: 287,827 (Dec 31, 2016), 322,837 (Sep 30, 2016), 356,249 (Jun 30, 2016), 380,861 (Mar 31, 2016) and 333,441 (Dec 31, 2015). Excludes 241,691 unvested LTIP Units and 514,998 unvested performance units granted during Q4-15 and Q4-16.

Fourth Quarter 2016	Page 4
Supplemental Financial Reporting Package

Consolidated Balance Sheets
(unaudited and in thousands)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assets
Land	$683,919	$659,641	$605,694	$501,972	$492,704
Buildings and improvements	811,614	778,066	745,968	667,675	650,075
Tenant improvements	38,644	36,687	33,873	30,305	28,977
Furniture, fixtures, and equipment	174	175	175	188	188
Construction in progress	17,778	23,300	23,714	17,662	16,822
Total real estate held for investment	1,552,129	1,497,869	1,409,424	1,217,802	1,188,766
Accumulated depreciation	(135,140)	(126,601)	(117,590)	(111,167)	(103,623)
Investments in real estate, net	1,416,989	1,371,268	1,291,834	1,106,635	1,085,143
Cash and cash equivalents	15,525	55,263	29,177	6,402	5,201
Restricted cash	—	—	17,979	—	—
Notes receivable	5,934	5,817	—	—	—
Rents and other receivables, net	2,749	2,633	3,010	2,939	3,040
Deferred rent receivable	11,873	10,913	9,585	8,670	7,827
Deferred leasing costs, net	8,672	8,064	6,531	6,001	5,331
Deferred loan costs, net	847	996	1,146	1,296	1,445
Acquired lease intangible assets, net(1)	36,365	38,093	37,789	28,802	30,383
Indefinite‐lived intangible	5,170	5,215	5,271	5,271	5,271
Interest rate swap asset	5,594	—	—	48	—
Other assets	5,290	5,522	5,589	5,532	5,523
Acquisition related deposits	—	400	400	400	—
Investment in unconsolidated real estate entities	—	—	4,203	4,144	4,087
Total Assets	$1,515,008	$1,504,184	$1,412,514	$1,176,140	$1,153,251
Liabilities
Notes payable	$500,184	$500,428	$500,608	$444,010	$418,154
Interest rate swap liability	2,045	5,938	7,551	4,949	3,144
Accounts payable and accrued expenses	13,585	18,433	10,877	14,897	12,631
Dividends and distributions payable	9,282	9,214	9,212	7,814	7,806
Acquired lease intangible liabilities, net(2)	9,130	5,722	4,346	3,307	3,387
Tenant security deposits	15,187	14,946	13,769	11,995	11,539
Prepaid rents	3,455	3,945	3,367	2,667	2,846
Total Liabilities	552,868	558,626	549,730	489,639	459,507
Equity
Preferred stock, net ($90,000 liquidation preference)	86,651	86,664	—	—	—
Common stock	662	658	657	554	553
Additional paid in capital	907,834	898,354	897,991	723,074	722,722
Cumulative distributions in excess of earnings	(59,277)	(56,651)	(50,733)	(54,192)	(48,103)
Accumulated other comprehensive income (loss)	3,445	(5,764)	(7,328)	(4,728)	(3,033)
Total stockholders’ equity	939,315	923,261	840,587	664,708	672,139
Noncontrolling interests	22,825	22,297	22,197	21,793	21,605
Total Equity	962,140	945,558	862,784	686,501	693,744
Total Liabilities and Equity	$1,515,008	$1,504,184	$1,412,514	$1,176,140	$1,153,251

(1)	Includes net above-market tenant lease intangibles of $5,779 (December 31, 2016), $6,204 (September 30, 2016), $6,348 (June 30, 2016), $5,818 (March 31, 2016) and $6,225 (December 31, 2015).

(2)	Includes net below-market tenant lease intangibles of $8,949 (December 31, 2016), $5,533 (September 30, 2016), 4,149 (June 30, 2016), $3,102 (March 31, 2016) and $3,174 (December 31, 2015).

Fourth Quarter 2016	Page 5
Supplemental Financial Reporting Package

Consolidated Statements of Operations
Quarterly Results	(unaudited and in thousands, except share and per share data)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenues
Rental income	$29,691	$28,285	$26,119	$23,499	$22,665
Tenant reimbursements	4,579	4,467	4,119	3,558	3,074
Other income	179	192	259	313	320
Total Rental Revenues	34,449	32,944	30,497	27,370	26,059
Management, leasing, and development services	97	131	111	134	105
Interest income	231	228	—	—	—
Total Revenues	34,777	33,303	30,608	27,504	26,164
Operating Expenses
Property expenses	9,139	8,978	7,959	7,543	7,118
General and administrative	4,225	5,067	4,521	3,602	3,952
Depreciation and amortization	14,242	13,341	12,610	11,214	10,821
Total Operating Expenses	27,606	27,386	25,090	22,359	21,891
Other Expenses
Acquisition expenses	365	380	635	475	528
Interest expense	4,074	3,804	3,716	3,254	2,724
Total Other Expenses	4,439	4,184	4,351	3,729	3,252
Total Expenses	32,045	31,570	29,441	26,088	25,143
Equity in income from unconsolidated real estate entities	—	1,328	62	61	35
Gains on sale of real estate	5,814	—	11,563	—	—
Net Income	8,546	3,061	12,792	1,477	1,056
Less: net income attributable to noncontrolling interest	(217)	(63)	(418)	(52)	(40)
Net income attributable to Rexford Industrial Realty, Inc.	8,329	2,998	12,374	1,425	1,016
Less: preferred stock dividends	(1,322)	(661)	—	—	—
Less: earnings allocated to participating securities	(79)	(70)	(75)	(78)	(71)
Net income attributable to common stockholders	$6,928	$2,267	$12,299	$1,347	$945

Earnings per Common Share
Net income attributable to common stockholders per share - basic	$0.11	$0.03	$0.19	$0.02	$0.02
Net income attributable to common stockholders per share - diluted	$0.10	$0.03	$0.19	$0.02	$0.02

Weighted average shares outstanding ‐ basic	65,785,226	65,707,476	64,063,337	55,269,598	55,244,664
Weighted average shares outstanding ‐ diluted	66,079,935	67,985,177	64,304,713	55,416,947	55,244,664

Fourth Quarter 2016	Page 6
Supplemental Financial Reporting Package

Consolidated Statements of Operations
Quarterly Results	(unaudited and in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Rental Revenues
Rental income	$29,691	$22,665	$107,594	$81,114
Tenant reimbursements	4,579	3,074	16,723	10,479
Other income	179	320	943	1,013
Total Rental Revenues	34,449	26,059	125,260	92,606
Management, leasing, and development services	97	105	473	584
Interest income	231	—	459	710
Total Revenues	34,777	26,164	126,192	93,900
Operating Expenses
Property expenses	9,139	7,118	33,619	25,000
General and administrative	4,225	3,952	17,415	15,016
Depreciation and amortization	14,242	10,821	51,407	41,837
Total Operating Expenses	27,606	21,891	102,441	81,853
Other Expenses
Acquisition expenses	365	528	1,855	2,136
Interest expense	4,074	2,724	14,848	8,453
Total Other Expenses	4,439	3,252	16,703	10,589
Total Expenses	32,045	25,143	119,144	92,442
Equity in income from unconsolidated real estate entities	—	35	1,451	93
Gain from early repayment of note receivable	—	—	—	581
Loss on extinguishment of debt	—	—	—	(182)
Gains on sale of real estate	5,814	—	17,377	—
Net Income	8,546	1,056	25,876	1,950
Less: net income attributable to noncontrolling interest	(217)	(40)	(750)	(76)
Net income attributable to Rexford Industrial Realty, Inc.	8,329	1,016	25,126	1,874
Less: preferred stock dividends	(1,322)	—	(1,983)	—
Less: earnings allocated to participating securities	(79)	(71)	(302)	(223)
Net income attributable to common stockholders	$6,928	$945	$22,841	$1,651

Fourth Quarter 2016	Page 7
Supplemental Financial Reporting Package

Non-GAAP FFO and Core FFO Reconciliations(1)
(unaudited and in thousands, except share and per share data)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net Income	$8,546	$3,061	$12,792	$1,477	$1,056
Add:
Depreciation and amortization	14,242	13,341	12,610	11,214	10,821
Depreciation and amortization from unconsolidated joint ventures	—	—	5	5	5
Deduct:
Gains on sale of real estate	5,814	—	11,563	—	—
Gain on acquisition of unconsolidated joint venture property	—	1,332	—	—	—
Funds From Operations (FFO)	16,974	15,070	13,844	12,696	11,882
Less: preferred stock dividends	(1,322)	(661)	—	—	—
Less: FFO attributable to noncontrolling interests(2)	(457)	(424)	(421)	(449)	(418)
Less: FFO attributable to participating securities(3)	(124)	(111)	(114)	(124)	(99)
Company share of FFO	$15,071	$13,874	$13,309	$12,123	$11,365

FFO per common share‐basic and diluted	$0.23	$0.21	$0.21	$0.22	$0.21

FFO	$16,974	$15,070	$13,844	$12,696	$11,882
Adjust:
Legal fee reimbursements(4)	(389)	—	—	(643)	—
Acquisition expenses	365	380	635	475	528
Core FFO	16,950	15,450	14,479	12,528	12,410
Less: preferred stock dividends	(1,322)	(661)	—	—	—
Less: Core FFO attributable to noncontrolling interests(2)	(456)	(435)	(440)	(443)	(437)
Less: Core FFO attributable to participating securities(3)	(124)	(114)	(119)	(123)	(103)
Company share of Core FFO	$15,048	$14,240	$13,920	$11,962	$11,870

Core FFO per common share‐basic and diluted	$0.23	$0.22	$0.22	$0.22	$0.21

Weighted‐average shares outstanding‐basic	65,785,226	65,707,476	64,063,337	55,269,598	55,244,664
Weighted‐average shares outstanding‐diluted(5)	66,079,935	65,994,173	64,304,713	55,416,947	57,289,069

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 31 of this report.

(2)	Noncontrolling interests represent holders of outstanding common units of the Company’s operating partnership that are owned by unit holders other than us.

(3)	Participating securities include unvested shares of restricted stock, unvested LTIP units and unvested performance units.

(4)	Legal fee reimbursements relate to prior litigation of the Company. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K.

(5)	Weighted-average shares outstanding-diluted includes adjustments for unvested performance units and operating partnership units if their effect is dilutive for the reported period.

Fourth Quarter 2016	Page 8
Supplemental Financial Reporting Package

Non-GAAP AFFO Reconciliation(1)
(unaudited and in thousands, except share and per share data)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Funds From Operations(2)	$16,974	$15,070	$13,844	$12,696	$11,882
Add:
Amortization of deferred financing costs	266	263	264	221	194
Net fair value lease revenue (expense)	(95)	(39)	60	(4)	48
Non‐cash stock compensation	956	992	953	934	494
Straight line corporate office rent expense adjustment	(50)	(12)	(11)	(1)	(1)
Deduct:
Preferred stock dividends	1,322	661	—	—	—
Straight line rental revenue adjustment(3)	1,095	1,395	922	1,095	1,409
Capitalized payments(4)	726	833	735	795	651
Note payable premium amortization	60	60	59	59	33
Recurring capital expenditures(5)	667	691	848	586	1,346
2nd generation tenant improvements and leasing commissions(6)	1,311	1,988	1,483	461	762
Unconsolidated joint venture AFFO adjustments	—	2	9	3	4
Adjusted Funds From Operations (AFFO)	$12,870	$10,644	$11,054	$10,847	$8,412

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 31 of this report.

(2)	A reconciliation of net income to Funds From Operations is set forth on page 8 of this report.

(3)
The straight line rental revenue adjustment includes concessions of $873, $1,072, $767, $848, and $727 for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively. The straight line rental revenue adjustment includes $245 and $554 of free rent under a license agreement at one of our properties for the three months ended March 31, 2016 and December 31, 2015, respectively.

(4)	Includes capitalized interest, and leasing and construction development compensation.

(5)
Excludes nonrecurring capital expenditures of $4,494, $7,030, $5,430, $4,238, and $4,018 for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

(6)
Excludes 1st generation tenant improvements/space preparation and leasing commissions of $636, $1,407, $1,064, $989 and $418 for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

Fourth Quarter 2016	Page 9
Supplemental Financial Reporting Package

Statement of Operations Reconciliations - NOI and Cash NOI(1)
(unaudited and in thousands)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Rental income	$29,691	$28,285	$26,119	$23,499	$22,665
Tenant reimbursements	4,579	4,467	4,119	3,558	3,074
Other income	179	192	259	313	320
Total Rental Revenues	34,449	32,944	30,497	27,370	26,059
Property Expenses	9,139	8,978	7,959	7,543	7,118
Net Operating Income (NOI)	$25,310	$23,966	$22,538	$19,827	$18,941
Net fair value lease revenue (expense)	(95)	(39)	60	(4)	48
Straight line rental revenue adjustment	(1,095)	(1,395)	(922)	(1,095)	(1,409)
Cash NOI	$24,120	$22,532	$21,676	$18,728	$17,580

Net Income	$8,546	$3,061	$12,792	$1,477	$1,056
Add:
General and administrative	4,225	5,067	4,521	3,602	3,952
Depreciation and amortization	14,242	13,341	12,610	11,214	10,821
Acquisition expenses	365	380	635	475	528
Interest expense	4,074	3,804	3,716	3,254	2,724
Subtract:
Management, leasing, and development services	97	131	111	134	105
Interest income	231	228	—	—	—
Equity in income from unconsolidated real estate entities	—	1,328	62	61	35
Gains on sale of real estate	5,814	—	11,563	—	—
NOI	$25,310	$23,966	$22,538	$19,827	$18,941
Net fair value lease revenue (expense)	(95)	(39)	60	(4)	48
Straight line rental revenue adjustment	(1,095)	(1,395)	(922)	(1,095)	(1,409)
Cash NOI	$24,120	$22,532	$21,676	$18,728	$17,580

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 31 of this report.

Fourth Quarter 2016	Page 10
Supplemental Financial Reporting Package

Statement of Operations Reconciliations - EBITDA and Adjusted EBITDA (1)
(unaudited and in thousands)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net income	$8,546	$3,061	$12,792	$1,477	$1,056
Interest expense	4,074	3,804	3,716	3,254	2,724
Depreciation and amortization	14,242	13,341	12,610	11,214	10,821
Proportionate share of real estate related depreciation and
amortization from unconsolidated joint ventures	—	—	5	5	5
EBITDA	$26,862	$20,206	$29,123	$15,950	$14,606
Stock‐based compensation amortization	956	992	953	934	494
Gains on sale of real estate	(5,814)	—	(11,563)	—	—
Gain on sale of real estate from unconsolidated joint ventures	—	(1,332)	—	—	—
Legal fees reimbursements(2)	(389)	—	—	(643)	—
Acquisition expenses	365	380	635	475	528
Pro forma effect of acquisitions(3)	521	376	567	358	757
Pro forma effect of dispositions(4)	(113)	—	(36)	—	—
Adjusted EBITDA	$22,388	$20,622	$19,679	$17,074	$16,385

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 31 of this report.

(2)	Legal fees (reimbursements) relate to prior litigation of the Company. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K.

(3)
Represents the estimated impact on EBITDA of Q4’16 acquisitions as if they had been acquired October 1, 2016, Q3’16 acquisitions as if they had been acquired July 1, 2016, Q2’16 acquisitions as if they had been acquired April 1, 2016, Q1’16 acquisitions as if they had been acquired January 1, 2016 and Q4’15 acquisitions as if they had been acquired October 1, 2015. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of EBITDA had we owned the acquired entities as of the beginning of each period.

(4)
Represents the impact on Q4’16 EBITDA of Q4’16 dispositions as if they had been sold as of October 1, 2016 and the impact on Q2’16 EBITDA of Q2’16 dispositions as if they had been sold as of April 1, 2016. See page 27 for a detail of disposition properties.

Fourth Quarter 2016	Page 11
Supplemental Financial Reporting Package

Same Property Portfolio Performance (1)
NOI and Cash NOI and Reconciliation to Net Income	(unaudited and in thousands)

Same Property Portfolio NOI and Cash NOI:

	Three Months Ended December 31,				Year Ended December 31,
	2016	2015	$ Change	% Change	2016	2015	$ Change	% Change
Rental income	$20,264	$18,623	$1,641	8.8%	$77,450	$71,802	$5,648	7.9%
Tenant reimbursements	2,649	2,481	168	6.8%	10,352	9,668	684	7.1%
Other income	174	304	(130)	(42.8)%	626	929	(303)	(32.6)%
Total rental revenues	23,087	21,408	1,679	7.8%	88,428	82,399	6,029	7.3%
Property expenses	6,135	5,868	267	4.6%	23,734	22,488	1,246	5.5%
Same property portfolio NOI	$16,952	$15,540	$1,412	9.1%	$64,694	$59,911	$4,783	8.0%
Straight-line rents	(510)	(453)	(57)	12.6%	(1,615)	(1,583)	(32)	2.0%
Amort. above/below market leases	40	17	23	135.3%	130	122	8	6.6%
Same property portfolio Cash NOI	$16,482	$15,104	$1,378	9.1%	$63,209	$58,450	$4,759	8.1%

Reconciliation of Same Property Portfolio Cash NOI and Same Property Portfolio NOI to Net Income:

	Three Months Ended December 31,				Year Ended December 31,
	2016	2015	$ Change	% Change	2016	2015	$ Change	% Change
Same property portfolio cash NOI	$16,482	15,104			$63,209	58,450
Straight-line rents	510	453			1,615	1,583
Amort. above/below market leases	(40)	(17)			(130)	(122)
Same property portfolio NOI	$16,952	$15,540	$1,412	9.1%	$64,694	$59,911	$4,783	8.0%
Non-comparable property operating revenues	11,362	4,651			36,832	10,207
Non-comparable property expenses	(3,004)	(1,250)			(9,885)	(2,512)
Total consolidated portfolio NOI	$25,310	$18,941	$6,369	33.6%	$91,641	$67,606	$24,035	35.6%
Add:
Management, leasing and development services	97	105			473	584
Interest income	231	—			459	710
Equity in income from unconsolidated real estate entities	—	35			1,451	93
Gain from early repayment of note receivable	—	—			—	581
Gains on sale of real estate	5,814	—			17,377	—
Deduct:
General and administrative	4,225	3,952			17,415	15,016
Depreciation and amortization	14,242	10,821			51,407	41,837
Acquisition expenses	365	528			1,855	2,136
Interest expense	4,074	2,724			14,848	8,453
Loss on extinguishment of debt	—	—			—	182
Net income	$8,546	$1,056	$7,490	709.3%	$25,876	$1,950	$23,926	1,227.0%
(1) For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 31 of this report.

Fourth Quarter 2016	Page 12
Supplemental Financial Reporting Package

Same Property Portfolio Performance (1)
Portfolio Summary and Occupancy	(unaudited)

Same Property Portfolio Summary:

	Same Property Portfolio	Stabilized Same Property Portfolio(2)
Number of properties	95	92
Square Feet	9,516,944	9,443,578

Same Property Portfolio Occupancy:

	December 31, 2016		December 31, 2015		Change (basis points)
	Same Property Portfolio	Stabilized Same Property Portfolio(2)	Same Property Portfolio	Stabilized Same Property Portfolio(2)	Same Property Portfolio	Stabilized Same Property Portfolio(2)
Occupancy:
Los Angeles County	96.1%	97.3%	93.8%	94.1%	230 bps	320 bps
Orange County	92.8%	93.9%	84.0%	85.0%	880 bps	890 bps
San Bernardino County	96.0%	96.0%	96.9%	96.9%	(90) bps	(90) bps
San Diego County	97.4%	97.4%	93.2%	93.2%	420 bps	420 bps
Ventura County	98.3%	98.3%	95.3%	95.3%	300 bps	300 bps
Total/Weighted Average	96.1%	96.9%	93.0%	93.3%	310 bps	360 bps

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 31 of this report.

(2)
Reflects the square footage and occupancy of our Same Property Portfolio adjusted for space aggregating 73,366 rentable square feet at three of our properties that were classified as repositioning or lease-up as of December 31, 2016. For additional details, refer to pages 25-26 of this report.

Fourth Quarter 2016	Page 13
Supplemental Financial Reporting Package

Joint Venture Financial Summary
Balance Sheet	(unaudited and in thousands)

	Mission Oaks (1)
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assets:
Investments in real estate, net	$—	$—	$21,532	$21,416	$21,558
Cash and cash equivalents	72	74	2,702	2,837	2,474
Rents and other receivables, net	—	29	100	61	34
Deferred rent receivable	—	—	85	65	61
Deferred leasing costs and acquisition related intangible assets, net	—	—	156	177	140
Other assets	—	—	4	14	13
Total Assets	$72	$103	$24,579	$24,570	$24,280

Liabilities:
Accounts payable, accrued expenses and other liabilities	$31	$68	$157	$603	$646
Tenant security deposits	—	—	436	436	436
Prepaid rents	—	—	33	43	168
Total Liabilities	31	68	626	1,082	1,250

Equity:
Equity	(19,084)	(19,084)	8,202	8,202	8,202
Accumulated deficit and distributions	19,125	19,119	15,751	15,286	14,828
Total Equity	41	35	23,953	23,488	23,030
Total Liabilities and Equity	$72	$103	$24,579	$24,570	$24,280
Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%

(1)
On July 6, 2016, we acquired the remaining 85% ownership interest in the joint venture property, not previously owned by us. These financial statements represent the entire amounts attributable to the joint venture entity and do not represent our 15% proportionate share.

Fourth Quarter 2016	Page 14
Supplemental Financial Reporting Package

Joint Venture Financial Summary(1)
Statement of Operations	(unaudited and in thousands)

Statement of Operations

	Mission Oaks (2)
	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Income Statement
Rental revenues	$(15)	$8	$526	$549	$526
Tenant reimbursements	—	4	121	80	106
Other operating revenues	—	(4)	9	3	(2)
Total revenue	(15)	8	656	632	630
Property expenses	10	27	160	121	288
General and administrative	31	7	(2)	19	36
Depreciation and amortization	—	2	33	34	27
Total Operating Expenses	41	36	191	174	351
Gain on sale of assets/investments	61	3,396	—	—	—
Net Income	$5	$3,368	$465	$458	$279

NOI
Total revenue	(15)	8	656	632	630
Total property expenses	10	27	160	121	288
NOI	$(25)	$(19)	$496	$511	$342

EBITDA
Net income	$5	$3,368	$465	$458	$279
Depreciation and amortization	—	2	33	34	27
EBITDA	$5	$3,370	$498	$492	$306

Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%

Reconciliation - Equity Income in Joint Venture

Net income	$5	$3,368	$465	$458	$279

Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%
Company share	—	505	69	69	42
Intercompany eliminations/basis adjustments	—	(1,119)	(7)	(8)	(7)
Distributions from joint venture in excess of investment carrying amount	—	1,942	—	—	—
Equity in net income from unconsolidated real estate entities	$—	$1,328	$62	$61	$35

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 31 of this report.

(2)
On July 6, 2016, we acquired the remaining 85% ownership interest in the joint venture property not previously owned by us. These financial statements represent the entire amounts attributable to the joint venture entity and do not represent our 15% proportionate share.

Fourth Quarter 2016	Page 15
Supplemental Financial Reporting Package

Capitalization Summary
(unaudited and in thousands, except share and per share data)

Capitalization as of December 31, 2016

Description	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Common shares outstanding (1)	66,166,548	65,725,504	65,679,483	55,276,567	55,265,243
Operating partnership units outstanding(2)	2,008,664	1,978,842	1,999,563	2,026,642	2,026,642
Total shares and units outstanding at period end	68,175,212	67,704,346	67,679,046	57,303,209	57,291,885
Share price at end of quarter	$23.19	$22.89	$21.09	$18.16	$16.36
Common Stock and Operating Partnership Units - Capitalization	$1,580,983	$1,549,752	$1,427,351	$1,040,626	$937,295
5.875% Series A Cumulative Redeemable Preferred Stock(3)	90,000	90,000	—	—	—
Total Equity Market Capitalization	$1,670,983	$1,639,752	$1,427,351	$1,040,626	$937,295

Total Debt	$502,476	$502,776	$503,009	$445,611	$418,698
Less: Cash and cash equivalents	(15,525)	(55,263)	(29,177)	(6,402)	(5,201)
Net Debt	$486,951	$447,513	$473,832	$439,209	$413,497

Total Combined Market Capitalization (Net Debt and Equity)	$2,157,934	$2,087,265	$1,901,183	$1,479,835	$1,350,792

Net debt to total combined market capitalization	22.6%	21.4%	24.9%	29.7%	30.6%
Net debt to Adjusted EBITDA (quarterly results annualized)(4)	5.4x	5.4x	6.0x	6.4x	6.3x

(1)	Excludes the following number of shares of unvested restricted stock: 287,827 (Dec 31, 2016), 322,837 (Sep 30, 2016), 356,249 (Jun 30, 2016), 380,861 (Mar 31, 2016) and 333,441 (Dec 31, 2015).

(2)
Represents outstanding common units of the Company’s operating partnership, Rexford Industrial Realty, LP, that are owned by unit holders other than Rexford Industrial Realty, Inc. Represents the noncontrolling interest in our operating partnership. Includes 41,668 vested LTIP Units and excludes 241,691 unvested LTIP Units and 514,998 unvested performance units.

(3)	Value based on 3,600,000 outstanding shares of preferred stock at a liquidation preference of $25.00 per share.

(4)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 31 of this report.

Fourth Quarter 2016	Page 16
Supplemental Financial Reporting Package

Debt Summary
(unaudited and dollars in thousands)

Debt Detail:
As of December 31, 2016

Debt Description	Maturity Date	Stated Interest Rate	Effective Interest Rate(1)	Principal Balance	Maturity Date of Effective Swaps
Secured Debt:
$60M Term Loan	8/1/2019(2)	LIBOR + 1.90%	3.817%	$59,674	2/15/2019
Gilbert/La Palma	3/1/2031	5.125%	5.125%	2,909	--
12907 Imperial Highway	4/1/2018	5.950%	5.950%	5,182	--
1065 Walnut St	2/1/2019(3)	4.550%	4.550%	9,711	--
Unsecured Debt:
$100M Term Loan Facility	6/11/2019	LIBOR +1.50%(4)	3.398%	100,000	12/14/2018
$200M Revolving Credit Facility(5)	6/11/2018(2)	LIBOR +1.55%(4)	2.322%	—	--
$225M Term Loan Facility(6)	1/14/2023	LIBOR +1.75%(4)	2.522%	225,000	--
$100M Senior Notes	8/6/2025	4.290%	4.290%	100,000	--
Total Consolidated:			3.291%	$502,476

(1)	Includes the effect of interest rate swaps effective as of December 31, 2016, and excludes the effect of discounts/premiums, deferred loan costs and the unused commitment fee.

(2)	One additional one‐year extension is available, provided that certain conditions are satisfied.

(3)	One additional five‐year extension is available, provided that certain conditions are satisfied.

(4)
The applicable LIBOR margin will range from 1.30% to 1.90% for the revolving credit facility, 1.25% to 1.85% for the $100M term loan facility and 1.50% to 2.25% for the $225M term loan facility depending on the ratio of our outstanding consolidated indebtedness to the value of our consolidated gross asset value, which is measured on a quarterly basis. As a result, the effective interest rate will fluctuate from period to period.

(5)	The credit facility is subject to an unused commitment fee which is calculated as 0.30% or 0.20% of the daily unused commitment if the balance is under $100M or over $100M, respectively.

(6)
We have executed two interest rate swaps that will effectively fix this $225M term loan as follows: (i) $125M at 1.349% plus the applicable LIBOR margin from 2/14/18 to 1/14/22 and (ii) $100M at 1.406% plus the applicable LIBOR margin from 8/14/18 to 1/14/22.

Debt Composition:
Category	Avg. Term Remaining (yrs)(1)	Stated Interest Rate	Effective Interest Rate	Balance	% of Total
Fixed(2)	4.8	3.92%	3.92%	$277,476	55%
Variable(2)	6.0	LIBOR + 1.75%	2.52%	$225,000	45%
Secured	2.9		4.10%	$77,476	15%
Unsecured	5.8		3.14%	$425,000	85%

(1)	The weighted average remaining term to maturity of our consolidated debt is 5.3 years.

(2)	If all of our interest rate swaps were effective as of December 31, 2016, our consolidated debt would be 100% fixed and 0% variable. See footnote (6) above.

Debt Maturity Schedule:
Year	Secured(1)	Unsecured Debt	Total(1)	% Total	Effective Interest Rate
2017	$—	$—	$—	—%	—%
2018	5,182	—	5,182	1%	5.950%
2019	69,385	100,000	169,385	34%	3.612%
Thereafter	2,909	325,000	327,909	65%	3.084%
Total	$77,476	$425,000	$502,476	100%	3.291%

(1)	Excludes the effect of scheduled monthly principal payments on amortizing loans.

Fourth Quarter 2016	Page 17
Supplemental Financial Reporting Package

Debt Covenants
(unaudited results)

Unsecured Revolving Credit Facility and Term Loan Facility Covenants(1)

	Covenant	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Maximum Leverage Ratio	less than 60%	38.1%	40.2%	36.2%	37.8%
Maximum Secured Leverage Ratio	less than 45%	4.9%	5.3%	5.6%	6.6%
Maximum Secured Recourse Debt	less than 15%	—%	—%	—%	—%
Minimum Tangible Net Worth	$582,432,000	$1,034,000,000	$1,014,321,000	$913,570,000	$755,296,000
Minimum Fixed Charge Coverage Ratio	at least 1.50 to 1.00	3.30 to 1.00	3.40 to 1.00	4.40 to 1.00	4.42 to 1.00
Unencumbered Leverage Ratio	less than 60%	31.2%	31.7%	34.1%	35.4%
Unencumbered Interest Coverage Ratio	at least 1.75 to 1.00	3.58 to 1.00	3.41 to 1.00	3.20 to 1.00	3.15 to 1.00

(1)	Our actual performance for each covenant is calculated based on the definitions set forth in the loan agreement.

Fourth Quarter 2016	Page 18
Supplemental Financial Reporting Package

Portfolio Overview
at 12/31/16	(unaudited results)

Consolidated Portfolio:

		Rentable Square Feet			Occupancy				Annualized Base Rent
Market	# Properties	Same Properties Portfolio	Non-Same Properties Portfolio	Total Portfolio	Same Properties Portfolio	Non-Same Properties Portfolio	Total Portfolio	Total Portfolio Excluding Repositioning(1)	Total (in thousands)(2)	per SF
Central LA	4	238,153	149,157	387,310	85.0%	100.0%	90.8%	100.0%	$3,531	$10.04
Greater San Fernando Valley	25	2,450,520	348,521	2,799,041	97.2%	56.7%	92.1%	97.4%	24,628	$9.55
Mid-Counties	9	369,350	302,740	672,090	98.0%	100.0%	98.9%	98.9%	6,167	$9.28
San Gabriel Valley	15	1,213,095	668,329	1,881,424	97.7%	77.6%	90.6%	98.3%	12,683	$7.44
South Bay	13	624,397	471,007	1,095,404	92.0%	89.5%	90.9%	97.5%	8,968	$9.00
Los Angeles County	66	4,895,515	1,939,754	6,835,269	96.1%	82.0%	92.1%	97.9%	55,977	$8.89

North Orange County	6	463,686	410,326	874,012	99.3%	97.6%	98.5%	98.5%	6,885	$8.00
OC Airport	8	511,419	243,371	754,790	92.9%	100.0%	95.2%	97.0%	6,864	$9.55
South Orange County	3	46,178	283,280	329,458	—%	100.0%	86.0%	86.0%	2,443	$8.62
West Orange County	3	170,865	322,865	493,730	100.0%	100.0%	100.0%	100.0%	4,304	$8.72
Orange County	20	1,192,148	1,259,842	2,451,990	92.8%	99.2%	96.1%	96.7%	20,496	$8.70

Inland Empire East	2	85,282	—	85,282	96.8%	—%	96.8%	96.8%	549	$6.65
Inland Empire West	14	961,184	852,785	1,813,969	95.9%	97.0%	96.4%	96.4%	11,809	$6.75
San Bernardino County	16	1,046,466	852,785	1,899,251	96.0%	97.0%	96.4%	96.4%	12,358	$6.75

Ventura	12	1,057,369	543,045	1,600,414	98.3%	80.8%	92.3%	92.3%	12,513	$8.47
Ventura County	12	1,057,369	543,045	1,600,414	98.3%	80.8%	92.3%	92.3%	12,513	$8.47

Central San Diego	14	664,487	853,226	1,517,713	96.7%	54.2%	72.8%	96.6%	12,366	$11.19
North County San Diego	7	584,258	54,740	638,998	98.0%	100.0%	98.2%	98.2%	6,117	$9.75
South County San Diego	1	76,701	—	76,701	98.9%	—%	98.9%	98.9%	703	$9.27
San Diego County	22	1,325,446	907,966	2,233,412	97.4%	57.0%	81.0%	97.3%	19,186	$10.61
CONSOLIDATED TOTAL / WTD AVG	136	9,516,944	5,503,392	15,020,336	96.1%	84.0%	91.7%	96.8%	$120,530	$8.75

(1)
Excludes space aggregating 794,647 square feet at seven of our properties that were in various stages of repositioning or lease-up in connection with a completed repositioning as of December 31, 2016. See pages 25-26 for additional details on these properties.

(2)
Calculated for each property as monthly contracted base rent per the terms of the lease(s) at such property, as of December 31, 2016, multiplied by 12 and then multiplied by our ownership interest for such property, and then aggregated by market. Excludes billboard and antenna revenue and rent abatements.

Fourth Quarter 2016	Page 19
Supplemental Financial Reporting Package

Occupancy and Leasing Trends
(unaudited results, data represents consolidated portfolio only)

Occupancy by County:

	Dec 31, 2016	Sep 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015
Occupancy: (1)
Los Angeles County	92.1%	91.2%	90.6%	89.3%	91.4%
Orange County	96.1%	92.3%	91.8%	88.1%	86.4%
San Bernardino County	96.4%	96.1%	97.9%	96.7%	97.0%
Ventura County	92.3%	86.2%	91.8%	91.6%	95.3%
San Diego County	81.0%	79.5%	79.9%	77.2%	75.8%
Total/Weighted Average	91.7%	89.7%	90.1%	88.1%	89.2%

Consolidated Portfolio SF	15,020,336	14,588,101	13,640,820	12,152,138	11,955,455

Leasing Activity:

	Three Months Ended
	Dec 31, 2016	Sep 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015
Leasing Activity (SF): (2)
New leases	401,081	519,212	476,858	248,520	343,876
Renewal	363,601	318,179	598,301	712,771	237,935
Gross leasing	764,682	837,391	1,075,159	961,291	581,811

Expiring leases	477,966	619,461	936,655	1,071,075	378,694
Net absorption	286,716	217,930	138,504	(109,784)	203,117
Retention rate	76%	51% (3)	64%	67%	63%

Weighted Average New/Renewal Leasing Spreads:

	Three Months Ended
	Dec 31, 2016	Sep 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015
GAAP Rent Change	16.1%	15.6%	23.5%	13.6%	12.9%
Cash Rent Change	5.9%	7.0%	11.0%	5.6%	6.4%

(1)	See page 19 for the occupancy by county of our total consolidated portfolio excluding repositioning space.

(2)	Excludes month-to-month tenants.

(3)
Excluding four leases totaling 27,250 rentable square feet where the tenant relocated within the portfolio and two leases totaling 38,478 rentable square feet where we are performing value-add space improvements, our retention rate was 57% for the three months ended September 30, 2016.

Fourth Quarter 2016	Page 20
Supplemental Financial Reporting Package

Leasing Statistics
(unaudited results, data represents consolidated portfolio only)

Leasing Activity:

	# Leases Signed	SF of Leasing	Weighted Average Lease Term (Years)
Fourth Quarter 2016:
New	48	401,081	4.2
Renewal	50	363,601	3.1
Total/Weighted Average	98	764,682	3.7

Change in Annual Rental Rates for Current Quarter Leases
	GAAP Rent				Cash Rent
Fourth Quarter 2016:	Current Lease	Prior Lease	Rent Change - GAAP	Weighted Average Abatement (Months)	Starting Cash Rent - Current Lease	Expiring Cash Rent - Prior Lease	Rent Change - Cash
New(1)	$11.03	$9.34	18.0%	0.6	$10.89	$9.99	9.0%
Renewal (2)	$8.89	$7.70	15.5%	1.2	$8.74	$8.32	5.0%
Total/Weighted Average	$9.30	$8.01	16.1%	1.1	$9.15	$8.64	5.9%

Uncommenced Leases by County:

Market	Leased SF	Uncommenced Leases Annual Base Rent (in thousands)	Total Pro Forma Annualized Base Rent (in thousands)	Pro Forma Occupancy	Pro Forma Occupancy Excluding Repositioning	Pro Forma Annualized Base Rent per SF
Los Angeles County	18,609	$198	$56,175	92.4%	98.2%	$8.90
Orange County	—	—	20,496	96.1%	96.7%	$8.70
San Bernardino County	5,520	54	12,412	96.7%	96.7%	$6.76
San Diego County	—	—	19,186	81.0%	97.3%	$10.61
Ventura County	—	—	12,513	92.3%	92.3%	$8.47
Total/Weighted Average	24,129	$252	$120,782	91.8%	97.0%	$8.76

(1)
GAAP and cash rent statistics for new leases exclude 16 leases aggregating 317,839 rentable square feet for which there was no comparable lease data. Of these 16 excluded leases, five leases aggregating 119,850 rentable square feet relate to recently completed repositioning/lease-up projects and one lease with 100,000 rentable square feet is a four month short-term lease. Comparable leases generally exclude: (i) space that has never been occupied under our ownership, (ii) repositioned/redeveloped space, (iii) space that has been vacant for over one year, (iv) space with different lease structures (for example a change from a gross lease to a modified gross lease or a increase or decrease in the leased square footage) or (v) lease terms shorter than six months.

(2)
GAAP and cash statistics for renewal leases exclude 4 leases aggregating 11,784 rentable square feet for which there was no comparable lease data, due to either (i) space with different lease structures or (ii) lease terms shorter than six months.

Fourth Quarter 2016	Page 21
Supplemental Financial Reporting Package

Leasing Statistics (Continued)
(unaudited results, data represents consolidated portfolio only)

Lease Expiration Schedule for Leases in Place as of December 31, 2016:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Annualized Base Rent (in thousands)	Annualized Base Rent per SF
Available	—	1,225,906	$—	$—
MTM Tenants	98	269,121	2,899	$10.77
2016	32	668,647	5,345	$7.99
2017	374	2,448,705	21,552	$8.80
2018	335	1,888,409	17,473	$9.25
2019	212	1,913,525	16,984	$8.88
2020	79	1,629,744	14,066	$8.63
2021	81	2,269,426	19,163	$8.44
2022	18	595,388	4,217	$7.08
2023	13	445,013	4,641	$10.43
2024	9	567,902	5,189	$9.14
2025	4	260,467	2,479	$9.52
Thereafter	11	838,083	6,774	$8.08
Total Portfolio	1,266	15,020,336	$120,782	$8.76

Fourth Quarter 2016	Page 22
Supplemental Financial Reporting Package

Top Tenants and Lease Segmentation
(unaudited results, data represents consolidated portfolio only)

Top 10 Tenants:

Tenant	Submarket	Leased SF	% of Total Ann. Base Rent	Ann. Base Rent per SF	Lease Expiration
Money Mailer Holding Corporation	West Orange County	207,953	1.7%	$9.71	12/31/2016(1)
32 Cold, LLC	Central LA	149,157	1.6%	$13.21	3/31/2026(2)
Cosmetic Laboratories of America, LLC	Greater San Fernando Valley	319,348	1.6%	$5.95	6/30/2020
Triscenic Production Services, Inc.	Greater San Fernando Valley	255,303	1.6%	$7.38	3/31/2022(3)
Technicolor Home Entertainment Services, Inc.	Ventura	144,465	1.2%	$9.92	5/31/2017(4)
Valeant Pharmaceuticals International, Inc.	West Orange County	170,865	1.1%	$8.24	12/31/2019
Triumph Processing, Inc.	South Bay	164,662	1.1%	$8.22	5/31/2030
Heritage Bag Company	Inland Empire West	284,676	1.0%	$4.34	11/27/2030
Biosense Webster	San Gabriel Valley	89,920	1.0%	$12.99	10/31/2020(5)
Senior Operations, Inc.	Greater San Fernando Valley	130,800	1.0%	$8.88	11/30/2024
Top 10 Total / Weighted Average		1,917,149	12.9%	$8.10

(1)
As of December 31, 2016, this tenant is occupying the property located at 12131 Western Avenue. We plan to reposition this property in Q1-2017 after the tenant vacates. Please refer to page 25 for additional details.

(2)	Includes (i) 78,280 rentable square feet expiring September 30, 2025, and (ii) 70,877 rentable square feet expiring March 31, 2026.

(3)	Includes (i) 38,766 rentable square feet expiring November 30, 2019, (ii) 147,318 rentable square feet expiring September 30, 2021, and (iii) 69,219 rentable square feet expiring March 31, 2022.

(4)
As of December 31, 2016, this tenant is occupying 144,465 rentable square feet at the property located at 3233 Mission Oaks Boulevard, which includes 107,965 rentable square feet of warehouse space. We plan to reposition this warehouse space in Q2-2017 after the tenant vacates. Please refer to page 26 for additional details.

(5)	Includes (i) 12,800 rentable square feet expiring September 30, 2017, (ii) 1,120 rentable square feet expiring September 30, 2019, and (iii) 76,000 rentable square feet expiring October 31, 2020.

Lease Segmentation by Size:

Square Feet	Number of Leases	Rentable SF	Leased %	Leased % Excluding Repositioning	Ann. Base Rent (in thousands)	% of Total Ann. Base Rent	Ann. Base Rent per SF
<4,999	838	1,904,813	91.5%	91.9%	$19,445	16.1%	$11.15
5,000‐9,999	159	1,195,596	91.8%	96.1%	11,394	9.4%	$10.38
10,000‐24,999	158	2,853,105	88.7%	95.7%	24,233	20.1%	$9.58
25,000‐49,999	47	1,798,574	93.3%	93.3%	15,661	13.0%	$9.33
>50,000	64	7,268,248	92.8%	100.0%	50,049	41.4%	$7.42
Total / Weighted Average	1,266	15,020,336	91.8%	97.0%	$120,782	100.0%	$8.76

Fourth Quarter 2016	Page 23
Supplemental Financial Reporting Package

Capital Expenditure Summary
(unaudited results, in thousands, except square feet and per square foot data)
(data represents consolidated portfolio only)

Three Months Ended December 31, 2016

	Amount	SF(1)	PSF
Tenant Improvements and Space Preparation:
New Leases‐1st Generation	$112	63,961	$1.75
New Leases‐2nd Generation	$558	335,389	$1.66
Renewals	$110	140,102	$0.79
Leasing Commissions & Lease Costs:
New Leases‐1st Generation	$524	507,050	$1.03
New Leases‐2nd Generation	$352	237,194	$1.48
Renewals	$291	502,646	$0.58
Total Recurring Capex:
Recurring Capex	$667	14,755,624	$0.05
Recurring Capex % of NOI	2.6%
Recurring Capex % of Operating Revenue	1.9%
Nonrecurring Capex	$4,494	6,438,687	$0.70

Year Ended December 31, 2016

	Amount	SF(1)	PSF
Tenant Improvements and Space Preparation:
New Leases ‐1st Generation(2)	$1,474	493,978	$2.98
New Leases‐2nd Generation	$2,295	1,182,569	$1.94
Renewals	$288	377,053	$0.76
Leasing Commissions & Lease Costs:
New Leases‐1st Generation	$2,622	1,586,659	$1.65
New Leases‐2nd Generation	$1,516	915,069	$1.66
Renewals	$1,144	1,801,991	$0.63
Total Recurring Capex:
Recurring Capex	$2,792	13,611,194	$0.21
Recurring Capex % NOI	3.0%
Recurring Capex % Operating Revenue	2.2%
Nonrecurring Capex	$21,192	9,061,612	$2.34

(1)
For tenant improvements and leasing commissions, reflects the aggregate square footage of the leases in which we incurred such costs, excluding new/renewal leases in which there were no tenant improvements and/or leasing commissions. For recurring capex, reflects the weighted average square footage of our consolidated portfolio for the period. For nonrecurring capex, reflects the aggregate square footage of the properties in which we incurred such capital expenditures.

(2)
Includes a tenant improvement allowance payment of $499 thousand to a tenant located at 2431-2433 Impala during Q2-2016. Excluding this allowance payment, 1st generation tenant improvements were $976 thousand for 481,509 SF or $2.03 PSF for the year ended December 31, 2016.

Fourth Quarter 2016	Page 24
Supplemental Financial Reporting Package

Properties and Space Under Repositioning(1)
As of December 31, 2016	(unaudited results, in thousands, except square feet)

Repositioning Properties

					Same Property Portfolio		Estimated Construction Period		Costs Incurred
Property (Submarket)	Total Property Rentable Square Feet	Space Under Repositioning/Lease-Up		Total Property Occ % 12/31/16	2016	2017	Start	Target Completion	Purchase Price	Repositioning	Cumulative Investment to date(2)	Projected Total Investment(3)	Actual Cash NOI 4Q‐2016(4)		Est. Annual Stabilized Cash NOI(5)	Est.Period until Stabilized (months)(6)
CURRENT REPOSITIONING:
2535 Midway Drive Phase I (Central SD)	233,951	233,951		0%			4Q-2015	1Q-2018	$19,295	$861	$20,156	$48,453	$(62)		$3,330	26 - 28
2535 Midway Drive Phase II (Central SD)	139,793	139,793		0%			2Q-2018	3Q-2018	$—	$—	$—	$19,364	$(18)		$3,357	32 - 34
2535 Midway Drive - Total Phases I & II	373,744	373,744		0%	N	Y			$19,295	$861	$20,156	$67,817	$(80)		$6,687
14750 Nelson (San Gabriel Valley)	147,360	147,360	(7)	0%	N	N	3Q-2016	1Q-2018	$15,000	$91	$15,091	$26,743	$(32)		$1,774	20 - 26
301-445 Figueroa Street (South Bay)	133,925	49,346		63%	N	N	4Q-2016	3Q-2017	$13,000	$17	$13,017	$15,227	$60		$1,128	15 - 18
TOTAL/WEIGHTED AVERAGE	655,029	570,450		13%					$47,295	$969	$48,264	$109,787	$(52)	(8)	$9,589

LEASE-UP:
1601 Alton Pkwy. (OC Airport)	124,000	14,000		89%	Y	Y	4Q-2014	1Q-2017	$13,276	$5,041	$18,317	$19,078	$183		$1,330	1 - 7
9401 De Soto Avenue (SF Valley)	150,831	150,831		0%	N	Y	2Q-2015	1Q-2016	$14,075	$2,696	$16,771	$16,992	$(88)		$1,165	0 - 6
679-691 S. Anderson St. (Central LA)	47,490	35,617		25%	Y	Y	1Q-2016	3Q-2016	$6,490	$635	$7,125	$7,125	$(21)		$437	0 - 6
TOTAL/WEIGHTED AVERAGE	322,321	200,448		38%					$33,841	$8,372	$42,213	$43,195	$74	(8)	$2,932

FUTURE REPOSITIONING:
9615 Norwalk Blvd. (Mid-Counties)(9)	38,362	—		100%	N	Y	2Q-2017	2Q-2018	$9,642	$200	$9,842	$23,682	$189		$1,556	TBD
12131 Western Avenue (West OC)	207,953	—		100%	N	N	1Q-2017	2Q-2017	$27,000	$250	$27,250	$30,004	$511		$1,758	12 - 15
3880 Valley Blvd. (San Gabriel Valley)	108,703	—		100%	Y	Y	1Q-2017	3Q-2017	$9,631	$35	$9,666	$12,589	$175		$813	12 - 15
TOTAL/WEIGHTED AVERAGE	355,018	—		100%					$46,273	$485	$46,758	$66,275	$875		$4,127

COMPLETED AND LEASED-UP:
2610 & 2701 S. Birch St. (OC Airport)	98,230	—		100%	Y	Y	N/A	N/A	$11,000	$2,606	$13,606	$13,606	$118		$965	--
24105 Frampton Avenue (South Bay)	49,841	—		100%	Y	Y	N/A	N/A	$3,930	$1,741	$5,671	$5,671	$67		$396	--
12247 Lakeland Road (Mid-Counties)	24,875	—		100%	N	Y	N/A	N/A	$4,257	$605	$4,862	$4,925	$(28)		$313	--
TOTAL/WEIGHTED AVERAGE	172,946	—		100%					$19,187	$4,952	$24,139	$24,202	$157		$1,674

(1)	See page 32 for a definition of Properties and Space Under Repositioning.

(2)	Cumulative investment‐to‐date includes the purchase price of the property and subsequent costs incurred for nonrecurring capital expenditures.

(3)
Projected total investment includes the purchase price of the property and an estimate of total expected nonrecurring capital expenditures to be incurred on each repositioning project to reach completion.

(4)
Represents the actual cash NOI for each property for the three months ended December 31, 2016. For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 31 of this report.

(5)
Represents management’s estimate of each property’s cash NOI upon stabilization. Actual results may vary materially from our estimates. The Company does not provide a reconciliation to net income on a consolidated basis, because it is unable to provide a meaningful or accurate estimation of reconciling items due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income.

(6)
Represents the estimated remaining number of months, as of December 31, 2016, for the property to reach stabilization. Includes time to complete construction and lease-up the property. Actual number of months required to reach stabilization may vary materially from our estimates.

(7)
Represents the square footage of the existing acquired building. Upon completion of the project, the property will be approximately 200,000 square feet, which reflects an increase in square footage from the construction of two additional buildings on the excess land.

(8)
Actual NOI for the three months ended December 31, 2016, reflects the capitalization of $132 thousand of real estate property taxes and insurance for current repositioning and $16 thousand for lease-up properties, respectively. We will continue to capitalize real estate property taxes and insurance during the period in which construction is taking place to get each repositioning property ready for its intended use.

(9)
9615 Norwalk has 10.26 acres of partially paved storage yard/industrial land that is currently under a MTM lease and generating $79 thousand per month in short term base rent. The current projected total investment and estimated stabilized cash NOI reflects the construction and lease-up of a new approximately 200,000 square foot building.

Fourth Quarter 2016	Page 25
Supplemental Financial Reporting Package

Properties and Space Under Repositioning(1) (Continued)
As of December 31, 2016	(unaudited results, in thousands, except square feet)

Repositioning Space

			Same Property Portfolio		Estimated Construction Period		Costs Incurred
Property (Submarket)	Rentable Square Feet	Space Under Repositioning	2016	2017	Start	Target Completion	Repositioning	Projected Total Investment(2)	Occ % 12/31/16	Actual Cash NOI 4Q‐2016(3)		Est. Annual Stabilized Cash NOI(4)	Est.Period until Stabilized (months)(5)
CURRENT REPOSITIONING:
228th Street (South Bay)(6)	89,236	23,749	Y	Y	1Q-2016	2Q-2017	$1,052	$1,550	66%	$(2)	(7)	$207	6 - 9
FUTURE REPOSITIONING:
18118 - 18120 S. Broadway St. (South Bay)(8)	78,183	—	Y	Y	1Q-2017	3Q-2017	$—	$412	100%	$14		$127	12 - 15
3233 Mission Oaks Blvd. (Ventura)(9)	455,864	—	N	N	2Q-2017	1Q-2018	$—	$5,354	80%	$213		$853	TBD

Completed and Leased Repositionings

Property (Submarket)		Rentable Square Feet					Stabilized Period				Stabilized Yield
7110 Rosecrans Ave. (South Bay)		73,439					2Q-2015				7.9%
7900 Nelson Rd. (SF Valley)		202,905					4Q-2015				6.6%
605 8th Street (SF Valley)		55,715					4Q-2015				6.8%
24105 Frampton Ave. (South Bay)		49,841					3Q-2016				7.0%
12247 Lakeland Rd. (Mid-Counties)		24,875					3Q-2016				6.4%
2610 & 2701 S. Birch St. (OC Airport)		98,230					4Q-2016				7.1%
15140 & 15148 Bledsoe St. (SF Valley)		133,356					4Q-2016				N/A(10)
TOTAL/WEIGHTED AVERAGE		638,361									6.8%

(1)	See page 32 for a definition of Properties and Space Under Repositioning.

(2)	Projected total investment includes the estimated nonrecurring capital expenditures to be incurred on each repositioning project to reach completion.

(3)
Represents the actual net operating income for each property for the three months ended December 31, 2016. For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 31 of this report.

(4)
Based on current management estimates. Actual results may vary materially from our estimates. The Company does not provide a reconciliation to net income on a consolidated basis, because it is unable to provide a meaningful or accurate estimation of reconciling items due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income.

(5)
Represents the estimated remaining number of months, as of December 31, 2016, for the property to reach stabilization. Includes time to complete construction and lease-up the property. Actual number of months required to reach stabilization may vary materially from our estimates.

(6)
The property located at 228th Street includes eight buildings, of which three buildings aggregating 23,749 rentable square feet were under repositioning as of December 31, 2016. The amounts presented on this page represent the actual and projected construction costs and the actual and estimated stabilized cash NOI of only these three buildings.

(7)
Actual NOI for the three months ended December 31, 2016, reflects the capitalization of $6 thousand for repositioning space. We will continue to capitalize real estate property taxes and insurance during the period in which construction is taking place to get each repositioning property ready for its intended use.

(8)
The property located at 18118-18120 S. Broadway includes three buildings. We plan to reposition one building with 18,033 rentable square feet when the tenant vacates in 1Q-2017. The amounts presented on this page represent the actual and projected construction costs and the actual and estimated stabilized cash NOI of this one building.

(9)
We plan to reposition 107,965 rentable square feet of warehouse space at this property when the current tenant vacates in 2Q-2017. The amounts presented on this page represent the actual and projected construction costs and the actual and estimated stabilized cash NOI of this space.

(10)	We are unable to provide a meaningful stabilized yield for this completed project as this was a partial repositioning (72,000 rentable square feet) of a larger property.

Fourth Quarter 2016	Page 26
Supplemental Financial Reporting Package

Current Year Acquisitions and Dispositions Summary
(unaudited results, data represents consolidated portfolio only)

2016 Acquisitions
Acquisition Date	Property Address	County	Submarket	Rentable Square Feet	Acquisition Price ($ in MM)	Occ. % at Acquisition	Occ.% at December 31, 2016
3/15/2016	8525 Camino Santa Fe	San Diego	Central San Diego	59,399	$8.45	100%	89%
3/29/2016	28454 Livingston Avenue	Los Angeles	Greater San Fernando Valley	134,287	$16.00	100%	100%
4/15/2016	REIT Portfolio	Various(1)	Various(1)	1,530,814	$191.00	100%	100%
5/3/2016	10750-10826 Lower Azusa Road	Los Angeles	San Gabriel Valley	79,050	$7.66	92%	97%
6/30/2016	525 Park Avenue	Los Angeles	Greater San Fernando Valley	63,403	$7.55	100%	100%
7/6/2016	3233 Mission Oaks Boulevard(2)	Ventura	Ventura	457,693	$25.70	66%	80%
8/24/2016	1600 Orangethorpe Avenue	Orange County	North Orange County	345,756	$40.14	97%	97%
9/8/2016	14742-14750 Nelson Avenue	Los Angeles	San Gabriel Valley	145,531	$15.00	—%	—%
10/21/2016	3927 Oceanic Drive	San Diego	North County San Diego	54,740	$7.20	100%	100%
11/4/2016	301-445 Figueroa Street	Los Angeles	South Bay	133,925	$13.00	63%	63%
12/7/2016	12320 4th Street	San Bernardino	Inland Empire West	284,676	$24.44	100%	100%
12/16/2016	9190 Activity Road	San Diego	Central San Diego	83,520	$15.55	100%	100%
				3,372,794	$371.69

(1)
The REIT Portfolio consists of nine properties located in four of the Company’s core infill submarkets, including Orange County, Los Angeles - San Gabriel Valley, Inland Empire West and Central San Diego. For more information, see our Form 8-K filed on April 11, 2016 with the SEC.

(2)	On July 6, 2016, we acquired the remaining 85% ownership interest in the joint venture property located at 3233 Mission Oaks Boulevard.

2016 Dispositions
Disposition Date	Property Address	County	Submarket	Rentable Square Feet	Sale Price ($ in MM)	Reason for Selling
5/2/2016	6010 North Paramount Boulevard	Los Angeles	South Bay	16,534	$2.48	User Sale
5/25/2016	1840 Dana Street	Los Angeles	Greater San Fernando Valley	13,497	$4.25	User Sale
6/7/2016	12910 East Mulberry Drive	Los Angeles	Mid-Counties	153,080	$15.00	User Sale
11/22/2016	22343-22349 La Palma Avenue	Orange County	North Orange County	115,760	$17.00	Favorable Market Dynamics
11/28/2016	331 East 157th Street	Los Angeles	South Bay	12,000	$1.98	User Sale
				310,871	$40.71

Fourth Quarter 2016	Page 27
Supplemental Financial Reporting Package

Net Asset Value Components
At 12/31/2016	(unaudited and in thousands, except share data)

Net Operating Income

ProForma Net Operating Income (NOI)(1)	Three Months Ended December 31, 2016
Total operating revenues	$34,449
Property operating expenses	(9,139)
Pro forma effect of uncommenced leases(2)	63
Pro forma effect of acquisitions(3)	521
Pro forma effect of dispositions(4)	(113)
Pro forma NOI effect of properties and space under repositioning(5)	3,599
ProForma NOI	29,380
Fair value lease revenue	(95)
Straight line rental revenue adjustment	(1,095)
ProForma Cash NOI	$28,190

Balance Sheet Items

Other assets and liabilities	December 31, 2016
Cash and cash equivalents	$15,525
Notes receivable	5,934
Rents and other receivables, net	2,749
Other assets	5,290
Accounts payable, accrued expenses and other liabilities	(13,585)
Dividends payable	(9,282)
Tenant security deposits	(15,187)
Prepaid rents	(3,455)
Total other assets and liabilities	$(12,011)

Debt and Shares Outstanding

Total consolidated debt(6)	$502,476
Preferred stock - liquidation preference	90,000

Common shares outstanding(7)	66,166,548
Operating partnership units outstanding(8)	2,008,664
Total common shares and operating partnership units outstanding	68,175,212

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 31 of this report.

(2)	Represents the estimated incremental base rent from uncommenced leases as if they had commenced as of October 1, 2016.

(3)
Represents the estimated incremental NOI from Q4’16 acquisitions as if they had been acquired on October 1, 2016. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of NOI had we actually owned the acquired entities as of October 1, 2016.

(4)	Represents the actual Q4’16 NOI for properties sold during the current quarter. See page 27 for a detail of disposition properties.

(5)
Represents the estimated incremental NOI from the properties that were classified as repositioning/lease-up or that were not fully stabilized as of December 31, 2016, assuming that all repositioning work had been completed and all of the properties/space were fully stabilized as of October 1, 2016. See pages 25-26 for the properties included. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of NOI had these properties actually been stabilized as of October 1, 2016.

(6)	Excludes net deferred loan fees and net loan premium aggregating $2.3 million.

(7)	Represents outstanding shares of common stock of the Company, which excludes 287,827 shares of unvested restricted stock.

(8)
Represents outstanding common units of the Company’s operating partnership, Rexford Industrial Realty, L.P., that are owned by unit holders other than Rexford Industrial Realty, Inc. Includes 41,668 vested LTIP Units.

Fourth Quarter 2016	Page 28
Supplemental Financial Reporting Package

Fixed Charge Coverage Ratio
at 12/31/16	(unaudited and in thousands)

For the Three Months Ended
December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
EBITDA(1)	$26,862	$20,206	$29,123	$15,950	$14,606
Cash distributions from unconsolidated joint ventures	(8)	(4)	75	74	46
Fair value lease expense	(95)	(39)	60	(4)	48
Non‐cash stock compensation	956	992	953	934	494
Straight line corporate office rent expense adjustment	(50)	(12)	(11)	(1)	(1)
Gains on sale of real estate	(5,814)	—	(11,563)	—	—
Straight line rental revenue adjustment	(1,095)	(1,395)	(922)	(1,095)	(1,409)
Capitalized payments	(388)	(400)	(292)	(356)	(345)
Recurring capital expenditures	(667)	(691)	(848)	(586)	(1,346)
2nd generation tenant improvements and leasing commissions	(1,311)	(1,988)	(1,483)	(461)	(762)
Unconsolidated joint venture AFFO adjustments	—	(2)	(9)	(3)	(4)
Cash flow for fixed charge coverage calculation	18,390	16,667	15,083	14,452	11,327
Cash interest expense calculation detail:
Interest expense	4,074	3,804	3,716	3,254	2,724
Capitalized interest	338	433	443	439	306
Note payable premium amortization	60	60	59	59	33
Amortization of deferred financing costs	(266)	(263)	(264)	(221)	(194)
Cash interest expense	4,206	4,034	3,954	3,531	2,869
Scheduled principal payments	300	234	102	88	61
Preferred stock dividends	1,322	661	—	—	—
Fixed charges	$5,828	$4,929	$4,056	$3,619	$2,930

Fixed Charge Coverage Ratio	3.2	x	3.4	x	3.7	x	4.0	x	3.9	x

(1)
For a definition and discussion of non-GAAP financial measures and reconciliations to their nearest GAAP equivalents, see the definitions section and reconciliation section beginning on page 31 and page 8 of this report, respectively.

Fourth Quarter 2016	Page 29
Supplemental Financial Reporting Package

Guidance

2017 OUTLOOK

METRIC	2017 GUIDANCE/ASSUMPTIONS
Core FFO (1)	$0.91 to $0.94 per share (2)
General and Administrative Expenses	$20.0 million to $20.5 million (3)
Year-End 2017 Same Property Portfolio Occupancy (4)	93.0% to 95.0% (5)
Year-End 2017 Stabilized Same Property Portfolio Occupancy (4)	96.0% to 98.0% (5)
Same Property Portfolio NOI Growth	6.0% to 8.0% (6)

(1)
Our Core FFO guidance refers only to the Company's in-place portfolio as of February 16, 2017, and does not include any assumptions for acquisitions, dispositions or balance sheet activities that may or may not occur later during the year.

(2)
The Company does not provide a reconciliation for its guidance range of Core FFO per diluted share to net income attributable to common stockholders per diluted share, the most directly comparable forward-looking GAAP financial measure, because it is impractical to provide a meaningful or accurate estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income available to common stockholders per diluted share, including, for example, acquisition costs, gains on sales of depreciable real estate and other items that have not yet occurred and are out of the Company’s control. For the same reasons, the Company is unable to address the probable significance of the unavailable information and believes that providing a reconciliation for its guidance range of Core FFO per diluted share would imply a degree of precision as to its forward-looking net income available to common stockholders per diluted share that would be confusing or misleading to investors.

(3)	Our general and administrative expense guidance includes estimated non-cash equity compensation expense of $5.1 million.

(4)
Our 2017 Same Property Portfolio is a subset of our consolidated portfolio and consists of 116 properties aggregating 11,647,542 rentable square feet that were wholly-owned by us as of January 1, 2016, and still owned by us as of December 31, 2016. Our 2017 Stabilized Same Property Portfolio represents the properties included in our 2017 Same Property Portfolio, adjusted to exclude space at eight of our properties aggregating 763,039 rentable square feet that will be in various stages of repositioning (current and future) and lease-up in connection with a completed repositioning during 2017. See pages 25-26 for additional details on these eight properties.

(5)	As of December 31, 2016, the occupancy of our 2017 Same Property Portfolio was 91.89% and the occupancy of our 2017 Stabilized Same Property Portfolio was 96.86%.

(6)
Our 2017 guidance for Same Property Portfolio NOI growth includes an estimated $3.4 million impact on NOI from the completion and lease-up of all 2017 Same Property Portfolio properties identified on pages 25-26.

Fourth Quarter 2016	Page 30
Supplemental Financial Reporting Package

Definitions / Discussion of Non‐GAAP Financial Measures

Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO, as defined below, the following items: (i) certain non‐cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing and construction payroll, (iii) recurring capital expenditures required to maintain and re‐tenant our properties, (iv) capitalized interest costs resulting from the repositioning/redevelopment of certain of our properties, (v) 2nd generation tenant improvements and leasing commissions, (vi) gain (loss) on extinguishment of debt and (vii) gain from early repayment of note receivable. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results. We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs. However, because AFFO may exclude certain non‐recurring capital expenditures and leasing costs, the utility of AFFO as a measure of our performance is limited. Additionally, other Equity REITs may not calculate AFFO using the method we do. As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO. AFFO should be considered only as a supplement to net income (as computed in accordance with GAAP) as a measure of our performance.
Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12. Excludes billboard and antenna revenue and rent abatements.
Capital Expenditures, Non‐recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.
Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired.
Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use.
Cash NOI: Cash basis NOI is a non‐GAAP measure, which we calculate by adding or subtracting from NOI (i) fair value lease revenue and (ii) straight‐line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP. We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.
Core Funds From Operations (Core FFO): We calculate Core FFO by adjusting FFO, as defined below, to exclude the impact of certain items that we do not consider reflective of our core revenue or expense streams. These adjustments consist of acquisition expenses and legal expenses or reimbursements related to prior litigation. For more information on prior litigation, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K. Management believes that Core FFO is a useful supplemental measure as it provides a more meaningful and consistent comparison of operating performance and allows investors to more easily compare the Company's operating results. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may not calculate core FFO in a consistent manner. Accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.
EBITDA and Adjusted EBITDA: EBITDA is calculated as earnings (net income) before interest expense, tax expense and depreciation and amortization, including our proportionate share from our unconsolidated joint venture. We calculate Adjusted EBITDA by adding or subtracting from EBITDA the following items: (i) non‐cash stock based compensation expense, (ii) gains on sale of real estate (including our proportionate share from our unconsolidated joint venture), (iii) gain (loss) on extinguishment of debt, (iv) gain from early repayment of note receivable, (v) legal expenses or reimbursements related to prior litigation, (vi) acquisition expenses and (vii) the pro‐forma effects of acquisitions and dispositions. We believe that EBITDA and Adjusted EBITDA are helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use these measures in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our liquidity is limited. Accordingly, EBITDA and Adjusted EBITDA should not be considered alternatives to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other Equity REITs’ EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA should be considered only as supplements to net income (as computed in accordance with GAAP) as a measure of our performance.

Fourth Quarter 2016	Page 31
Supplemental Financial Reporting Package

Definitions / Discussion of Non‐GAAP Financial Measures

Funds from Operations (FFO): We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.
Net Operating Income (NOI): NOI is a non-GAAP measure which includes the revenue and expense directly attributable to our real estate properties. NOI is calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property-level operating expenses. We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense, general and administrative expenses, interest expense, gains (or losses) on sale of real estate and other non-operating items, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP. We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.
Proforma NOI: Proforma NOI is calculated by adding to NOI the following adjustments: (i) the estimated impact on NOI of uncommenced leases as if they had commenced as the beginning of the reportable period, (ii) the estimated impact on NOI of current period acquisitions as if they had been acquired at the beginning of the reportable period, (iiI) the actual NOI of properties sold during the current period and (iv) the estimated incremental NOI from properties that were classified as repositioning/lease-up properties as of the end of the reporting period, assuming that all repositioning work had been completed and the properties/space were fully stabilized as of the beginning of the reportable period. These estimates do not purport to be indicative of what operating results would have been had the acquisitions actually occurred at the beginning of the reportable period and may not be indicative of future operating results.
Properties and Space Under Repositioning: Typically defined as properties or units where a significant amount of space is held vacant in order to implement capital improvements that improve the functionality (not including basic refurbishments, i.e., paint and carpet), cash flow and value of that space. We define a significant amount of space in a building as the lower of (i) 20,000 square feet of space or (ii) 50% of a building’s square footage. Typically, we would include properties or space where the repositioning and lease-up time frame is estimated to be greater than six months. A repositioning is considered complete once the investment is fully or nearly fully deployed and the property is marketable for leasing. We consider a property to be stabilized once it reaches 95% occupancy.
Rent Change ‐ Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short‐term leases, and space that has been vacant for over one year.
Rent Change ‐ GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short‐term leases, and space that has been vacant for over one year.
Same Property Portfolio: Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly‐owned by us as of January 1, 2015, and still owned by us as of December 31, 2016. The Company’s computation of same property performance may not be comparable to other REITs.
Stabilized Same Property Portfolio: Our Stabilized Same Property Portfolio represents the properties included in our Same Property Portfolio, adjusted to exclude space at properties that were in various stages of repositioning or lease-up in connection with a completed repositioning.
Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.

Fourth Quarter 2016	Page 32
Supplemental Financial Reporting Package